EXHIBIT 21.1

                        SUBSIDIARIES AS OF MARCH 15, 2000

                                                           Jurisdiction of
                Name                                       Incorporation
--------------------------------------------               --------------------
Carriage Funeral Holdings, Inc.                            Delaware
CFS Funeral Services, Inc.                                 Delaware
Carriage Holding Company, Inc.                             Delaware
Carriage Funeral Services of Michigan, Inc.                Michigan
Carriage Funeral Services of Kentucky, Inc.                Kentucky
Carriage Funeral Services of Indiana, Inc.                 Indiana
Carriage Funeral Services of California, Inc.              California
Carriage Cemetery Services of Idaho, Inc.                  Idaho
Wilson & Kratzer Mortuaries                                California
Rolling Hills Memorial Park                                California
Grandview Memorial Gardens, Inc.                           Indiana
Carriage Funeral Services of Kansas, Inc.                  Kansas
CFS Funeral Services of Kansas, Inc.                       Kansas
Carriage Services of Connecticut, Inc.                     Connecticut
Carriage Services of Florida, Inc.                         Florida
Lakeland Memorial Gardens, Inc.                            Florida
CHC Insurance Agency of Ohio, Inc.                         Ohio
Barnett, Demrow & Ernst, Inc.                              Kentucky
Carriage Services of New Mexico, Inc.                      New Mexico
Carriage Cemetery Services, Inc.                           Texas
Carriage Services of Oklahoma, L.L.C.                      Oklahoma
Carriage Services of Massachusetts, Inc.                   Massachusetts
Carriage Services of Nevada, Inc.                          Nevada
Hubbard Funeral Home, Inc.                                 Maryland
Carriage Services Capital Trust                            Delaware
Carriage Services of New York, Inc.                        New York
Carriage Team California (Cemetery), LLC                   Delaware
Carriage Team California (Funeral), LLC                    Delaware
Carriage Team Florida (Cemetery), LLC                      Delaware
Carriage Team Florida (Funeral), LLC                       Delaware
Carriage Team Ohio, LLC                                    Delaware
Carriage Team Kansas, LLC                                  Delaware
Carriage Municipal Cemetery Services of Nevada, Inc.       Nevada
Carriage Cemetery Services of California, Inc.             California